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                                                                    EXHIBIT 99


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. on Form 10-Q for the period ending September 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Novik, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ Steven Novik
                                      ----------------
                                      Chief Financial Officer
                                      The Jones Financial Companies, L.L.L.P.
                                      November 11, 2002


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                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. on Form 10-Q for the period ending September 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Bachmann, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                      /s/ John W. Bachmann
                                      --------------------
                                      Chief Executive Officer
                                      The Jones Financial Companies, L.L.L.P.
                                      November 11, 2002